                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                          ENDED OCTOBER 31, 1998
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]
SEEKING GROWTH OF CAPITAL AND OF INCOME

KEMPER
BLUE CHIP FUND


           "... We believe that in a fast-moving, rotational market,
            thoroughly researched stock-picking can provide the edge
            required to navigate the short-term ebbs and flows...."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
9
Industry Sectors
10
Largest Holdings
11
Portfolio of
Investments
14
Report of
Independent Auditors
15
Financial Statements
17
Notes to
Financial Statements
21
Financial Highlights


AT A GLANCE
--------------------------------------------------------------------------------
KEMPER BLUE CHIP FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 1998
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                     7.80
CLASS B                                     6.96
CLASS C                                     7.08
LIPPER GROWTH & INCOME FUNDS                9.88
--------------------------------------------------------------------------------

Returns and rankings are historical and do not guarantee future results. Investment returns and principal values will fluctuate so that shares, when redeemed, may be worth more or less than original cost.

* Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------
                                    AS OF      AS OF
                                  10/31/98   10/31/97
--------------------------------------------------------------------------------
KEMPER BLUE CHIP FUND CLASS A      $16.61     $17.68
--------------------------------------------------------------------------------
KEMPER BLUE CHIP FUND CLASS B      $16.55     $17.61
--------------------------------------------------------------------------------
KEMPER BLUE CHIP FUND CLASS C      $16.65     $17.69
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER BLUE CHIP FUND
RANKINGS AS OF 10/31/98
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER GROWTH AND INCOME FUNDS CATEGORY*

                       CLASS A               CLASS B             CLASS C
--------------------------------------------------------------------------------
1-YEAR                 #476 OF 726 FUNDS   #497 OF 726 FUNDS   #492 OF 726 FUNDS
--------------------------------------------------------------------------------
5-YEAR                 #213 OF 296 FUNDS    N/A                 N/A
--------------------------------------------------------------------------------
10-YEAR                #80 OF 146 FUNDS     N/A                 N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DIVIDEND REVIEW
--------------------------------------------------------------------------------

 DURING THE YEAR ENDED OCTOBER 31, 1998, KEMPER BLUE CHIP FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                          CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
INCOME DIVIDEND           $ .1625   $ .0122   $ .0178
--------------------------------------------------------------------------------
SHORT-TERM CAPITAL GAIN   $1.690    $1.690    $1.690
--------------------------------------------------------------------------------
LONG-TERM CAPITAL GAIN    $0.500    $0.500    $0.500
--------------------------------------------------------------------------------

TERMS TO KNOW

YOUR FUND'S STYLE

                                   [DIAGRAM]

--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

Source: Data by Morningstar, Inc., Chicago, IL 312-696-6000. The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratios relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. The Fund's portfolio changes from day-to-day. A longer-term view is represented by the Fund's Morningstar category, which is based on its actual investment style as measured by its underlying portfolio holdings over the past three years. Morningstar has placed Kemper Blue Chip Fund in the large blend category. Please consult the Prospectus for a description of investment policies.

BLUE CHIP COMPANY Blue chip companies are generally identified by their substantial capitalization, established history of earnings and dividends, easy access to credit, good industry position and superior management structure. They are believed to generally exhibit less investment risk and stock price volatility than smaller, less seasoned companies.

GRAY MONDAY A term used to describe the event that occurred on October 27, 1997, when concerns about the stability in Southeast Asian markets triggered a decline of 7 percent in the U.S. stock market.

REAL ESTATE INVESTMENT TRUST A pool of real estate properties, rather than stocks or bonds. Similar to mutual funds, investments are made through the purchase of shares in the trust.

VOLATILITY Characteristic of a security, commodity or market to rise or fall sharply in price within a short period of time. A stock may be volatile due to uncertainty in a company, industry, market or economy.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $245 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES, AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS.



DEAR SHAREHOLDERS,

If you're like most investors, you may be wondering if you should allow yourself to breathe a sigh of relief as 1998 comes to a close. After several months of generally declining stock prices and extreme volatility, the U.S. stock market seems to have rediscovered its resiliency. In the fourth quarter, the Standard & Poor's 500, an unmanaged index generally representative of the U.S. stock market, bounced back into the 1100-point range, up nearly 20 percent from its third-quarter low of 957. The blue chip Dow Jones Industrial Average enjoyed a comparable rise. Investor confidence suddenly overtook the investor uncertainty that had plagued the markets at summer's end. While financial volatility appears to be continuing, the mood for investors definitely has improved.

  To what can we attribute the change? Simply this -- the cumulative effect of some good news, not the least of which was a long-awaited series of interest rate reductions by the Federal Reserve Board. In September, the Fed reduced the federal funds rate a modest quarter of a percentage point, however, this first cut disappointed some investors who were expecting a more dramatic gesture. Two weeks later, the Fed came back with an additional quarter of a percentage point reduction. This was an unexpected cut that seemed to have a positive effect on Wall Street. In November, a third rate cut of a quarter of a percentage point also boosted investor confidence. Investors were further surprised by better-than-expected corporate earnings reports early in the fourth quarter. Finally, economic data regarding retail sales, employment and home sales suggested continued economic growth and very little prospect of recession.

  Although there was no good news to be garnered from the sensationalized presidential scandal, as the shock of Kenneth Starr's report wore off, the nation seemed to refocus its attention on other matters. In this sense, another veil of despair was lifted.

  In many ways, 1998's market activity provides a study in how investor perceptions can upstage economic realities. Certainly, the tumultuous lessons of Russia and Southeast Asia renewed investors' awareness of risk in 1998, which was an important wake-up call. At all times, investors must understand and consider risk. But over the course of 1998, U.S. economic fundamentals have essentially remained strong. In fact, inflation has remained low for the entire year. Economic growth has been solid. Our consumer confidence has remained fairly high, although not quite as high as last year. The nation's budget surplus for 1998 came in at $60 billion, with another budget surplus expected for fiscal 1999.

  Growth in the nation's gross domestic product (GDP), which represents the total value of all goods and services produced within the U.S. economy, has remained remarkably steady. GDP is expected to have grown at an annualized rate of between 2.5 percent and 3.5 percent for the second half of 1998 and is anticipated to hover around 2 percent for the first half of 1999. The consumer price index (CPI) remains in a range of 1.5 percent to 2 percent.

  While employment growth has slowed a bit, the slowdown in wage gains may provide the Fed with an incentive to reduce interest rates even further. U.S. corporate profits have generally been flat, so we may see a decrease in capital spending. Banks appear to be only a little less willing to lend, so the threat of a general credit crunch is minimal.

  Investors may take comfort in the fact that the U.S. markets and economy have withstood the test of 1998's tumultuous third quarter. Similarly, while certain countries, such as Malaysia, Indonesia, Brazil and Russia, are still suffering from economic crises, others, including the Philippines, South Korea, Thailand and China, appear to have survived. As long as the Fed and the Group of Seven leading industrial nations (G7) are committed to avoiding recession on national and global levels respectively, investors have a good chance of experiencing a more stable economic environment.

  At home, there has been somewhat of a slowdown in manufacturing, as reduced U.S. exports reflect foreign economic turmoil. But the global impact of the Asian crisis still has not hit the U.S. as hard as was expected. Indeed, Asian turmoil has not affected U.S. trade as much as it has lowered import prices and helped reduce global interest rates.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

     The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.



                                  [BAR GRAPH]

                                  NOV 98          6 MONTHS AGO       1 YEAR AGO        2 YEARS AGO
10-YEAR TREASURY RATE(1)*          4.53               5.64               6.03              6.53
PRIME RATE(2)*                     8.12               8.50               8.50              8.25
INFLATION RATE(3)*                 1.49               1.50               2.08              2.99
THE U.S. DOLLAR(4)                 0.83               6.86               9.65              3.46
CAPITAL GOODS ORDERS(5)*           2.51               7.47              10.64              9.19
INDUSTRIAL PRODUCTION(5)*          2.12               4.97               6.72              4.93
EMPLOYMENT GROWTH(6)               2.28               2.65               2.70              2.33

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*   DATA AS OF OCTOBER 31, 1998.

SOURCE:  ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

  In Europe, the much anticipated Economic and Monetary Union (EMU) is on the move, with a focus on more flexibility and growth potential for the region. European equities may be the beneficiaries of increased spending, as governments seek to foster growth and reduce unemployment.

  If you're a long-term investor in today's short-term world, go ahead and breathe that sigh of relief as 1998 comes to an end -- but get ready for 1999. It's going to be an interesting year as the EMU emerges, the race for the next presidency heats up and the year 2000 approaches. And, remember: Investors don't like uncertainty, be it economic or political. The threat of impeachment, new acts of terrorism or any other hints of crisis could prompt a downward spike in our markets in the short run. In the long run, the keys to investment performance remain moderate growth, low inflation and limited taxation and regulation.

  I would like to take this opportunity to thank you for choosing to invest with Kemper Funds. We appreciate the opportunity to serve your investment needs.



Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA
MANAGING DIRECTOR
SCUDDER KEMPER INVESTMENTS, INC

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN SILVIA AS OF DECEMBER 2, 1998, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

PERFORMANCE UPDATE

[CHESTER PHOTO]

TRACY MCCORMICK CHESTER JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1994 AND SERVES AS A MANAGING DIRECTOR. SHE IS ALSO A VICE PRESIDENT AND LEAD PORTFOLIO MANAGER OF KEMPER BLUE CHIP FUND. MCCORMICK CHESTER RECEIVED BOTH HER BACHELOR OF ARTS AND M.B.A. DEGREES FROM MICHIGAN STATE UNIVERSITY.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

LEAD PORTFOLIO MANAGER TRACY MCCORMICK CHESTER PROVIDES AN OVERVIEW OF THE STOCK MARKET, HER INVESTMENT APPROACH AND WHERE SHE'S FINDING ATTRACTIVE INVESTMENT OPPORTUNITIES.


Q     HOW DID THE FUND PERFORM?

A     For the one-year period ending October 31, 1998, Kemper Blue Chip Fund returned 7.80 percent (Class A shares, unadjusted for any sales charge). The fund trailed its peers by a modest amount: the average for the Lipper Growth and Income category was 9.88 percent. As the fund rounded the semiannual mark back in April, it was performing a bit ahead of the peer group average, but gave back some ground during the second half of the year.

      We understand that even a small margin of underperformance can be disheartening for investors. Even in a challenging and volatile market climate, we're not satisfied when we come up short. While the short-term climate has been inhospitable, we remain confident that our growth-at-a-reasonable-price approach to blue-chip investing holds solid potential for the long term. We would encourage growth-stock investors to maintain a long-term perspective.

Q     YOU'VE MENTIONED THAT THE MARKET CLIMATE HAS PRESENTED CHALLENGES. BEFORE
WE DISCUSS THE FUND IN GREATER DETAIL, COULD YOU PROVIDE US WITH AN OVERVIEW OF KEY FACTORS THAT HAVE DRIVEN THE MARKET THIS YEAR?

A     The markets have been extremely volatile. Investors have been grappling with the consequences and potential consequences of international market turbulence. The fiscal year began just days after Gray Monday, when concerns about Southeast Asian economic instability triggered a steep one-day decline in domestic markets.

      Reassured by bailout plans introduced by the International Monetary Fund and by announcements of stronger-than-anticipated domestic corporate earnings, investors returned to stocks quickly. The markets rebounded vigorously by year-end and continued to rally briskly through the first quarter. This rally, while enthusiastic, was not broad-based. Investors bestowed a disproportionate amount of favor on an increasingly small group of mega-cap stocks. Meanwhile, the rest of the market was choppy and rotational, with stocks falling quickly at any sign of real or perceived shortcomings.

      In August, the markets dove. The Russian debt default triggered a panicked sell-off. Financial services stocks were treated particularly roughly, because of their potential exposure to the defaulted loans. But, there was really nowhere to hide in this round of turmoil: Even the large mega-cap names began to topple. Anxiety about Asia, Russia, and Latin America caused investors to flee the markets.

      Yet, similar to the months following Gray Monday, investors returned to the markets quickly and with renewed enthusiasm in September and October. The Federal Reserve's decision to cut interest rates was received favorably. Investors' anxieties were also soothed when the global powers met to address ways to shore up potential economic weakness. As the fiscal year ended, the market climate was more upbeat, though still uncertain.

PERFORMANCE UPDATE


Q     HOW DO YOU SELECT STOCKS FOR THE PORTFOLIO, PARTICULARLY DURING SUCH A
TURBULENT CLIMATE?

A     We apply a growth-at-a-reasonable-price (GARP) discipline to large, blue-chip companies. We focus on uncovering fundamentally strong stocks that have excellent growth potential. But that's not enough -- the stocks need to be trading at attractive valuations. As part of our research-intensive strategy, we pay close attention to potential catalysts, such as a new product or service, a new management group, or moves to streamline operations. By monitoring these catalysts thoroughly, we believe that we provide shareholders with a valuable edge.

      We pair this GARP strategy with discipline. Even when markets are as volatile as they have been, we're not going to abandon our conviction in order to chase short-term performance. And while we may not participate in the quick rise of a trendy, less-tested stock, we won't feel the sting of disappointment that can occur when that stock topples in a more rational, longer-term climate.

Q     COULD YOU HIGHLIGHT SOME STOCKS THAT MEET YOUR STRINGENT CRITERIA?

A     I'd be glad to. Motorola is a good example. The stock is attractively priced, and our research indicates that the necessary catalysts for growth are in place. The firm's management is streamlining operations. Motorola is getting out of businesses that don't fit in well with its overall direction, while taking strides to rationalize and develop its semiconductor area. For the first time in many quarters, the firm posted its first positive quarter. Motorola is still not widely followed by Wall Street, so our interest in the stock typifies our willingness to move ahead of the pack when our analysis supports our conviction.

      Raytheon also highlights many of the hallmarks we like. It's a defense and aerospace firm with a well-thought-out, rational expansion plan. Raytheon has bought the defense operations of both GM Hughes Electronics and Texas Instruments, and has a new chief executive officer leading the organization. In short, it's a company with a lot of exciting growth potential.

      ConAgra is a food manufacturer and distributor with an appealing story. The stock trades at a reasonable price, given the company's growth potential. ConAgra has a new chief executive officer in place and is rationalizing its business segments, potentially spinning off some of its meat operations, while making some well-thought out acquisitions. Our analysis indicates that the resulting organization should have good prospects for high earnings growth.

Q     DID THE EMOTIONAL MARKET CLIMATE CREATE AN INHOSPITABLE ENVIRONMENT FOR
THE FUND'S GARP ORIENTATION?

A     Yes, the market did present some additional challenges to our growth-at-a-reasonable-price discipline. Our blue chip hunting grounds were thinned out by investor emotion and high stock prices. I'll elaborate:
Throughout most of the year, investors succumbed to nerves and embarked on a flight to perceived quality.

  Because they were jittery about the consequences of international economic turmoil, investors sought out stocks that they believed could withstand any maelstrom. Typically, these were large, domestically oriented blue chip stocks -- the same type of stocks that are the bread-and-butter of Kemper Blue Chip Fund. The prices of these stocks skyrocketed, far beyond a level that we believed was sustainable over the long-term. Because of their steep prices, we were precluded from owning market favorites such as Lucent and Microsoft. Also, our valuation discipline placed many consumer nondurable and health care stocks beyond our reach until August, when their prices came under pressure and corrected.

Q     WERE THERE OTHER ELEMENTS THAT IMPEDED THE FUND'S GAINS?

A     The portfolio's energy stake hasn't yet performed as well as we would have liked. The relative yields and cash flows of many energy stocks have been quite compelling, while their prices were low. With any positive news, we felt that these stocks could rebound briskly. However, that positive news hasn't yet come, and energy continues to wait in the wings. Because energy stocks do offer defensive protection, we feel that it is still prudent to hold a moderate quantity of energy stocks in the fund.

      The fund's small stake in real estate investment trusts (REITs) didn't work out as well as we had wanted. In hindsight, we were too patient with these. These REITs began taking an imprudent, aggressive route in bidding for properties. We had included REITs in the portfolio to enhance income, but feel now that shareholders will be better served by investments in yield-oriented stocks such as telecommunications and utilities.

      Among individual holdings, Consolidated Stores, a diversified retailer, and Alcatel, a French telecommunications firm, fell short of

PERFORMANCE UPDATE

expectations. Consolidated Stores has struggled with several lackluster toy-store operations, and hasn't been able to achieve a high earnings growth. Initially, Alcatel offered an appealing story: It was a conglomerate that had spun-off its electrical operations to focus on telecommunications. However, the firm then delivered surprisingly disappointing numbers, and the management no longer inspired confidence. We've eliminated Alcatel from the portfolio, but still hold shares of Consolidated Stores. The latter stock was quickly oversold by the market. As its valuations dipped, it began to emerge as a more compelling story, on a price-to-growth-potential level.

Q     GIVEN THE CHOPPY MARKET CLIMATE, WHERE ARE YOU FINDING ATTRACTIVE VALUES?

A     The fund's financial services holdings are a good example of where we're seeking to use short-term volatility to the fund's longer-term advantage. For instance, in the wake of the Russian debt default, the prices of most financial services stocks plummeted. Even stocks with limited international exposure were hit hard. The prices of many of these stocks are now terrifically low, given their growth potential. We're leveraging our extensive research resources to determine which financial service stocks would make good additions to the portfolio. We've been adding to money-center banks, favoring quality companies such as Citigroup and Chase Manhattan.

      The consumer nondurables sector also holds potential. We began adding more retail exposure in the late summer, when prices declined from their lofty heights. Wal-Mart and Home-Depot were among the many additions that we had been tracking for a long time, and we were pleased when their valuations entered our range. We're building up a defensive position in food retailers, such as Albertson's, ConAgra and McCormick & Co.

      We've increased the proportion of technology stocks in the portfolio. Within the technology sector, we're favoring well-tested companies such as Sun Microsystems and International Business Machines. We're also bolstering exposure to semiconductor and component-oriented technology, through companies such as Texas Instruments and Motorola. These commodity-based technology stocks suffered in the wake of the Asian economic meltdown. Now, however, the horizon looks brighter for them than for many software and service names.

      Telecommunications stocks such as AT&T and US West boast appealing valuations, and a combination of growth and income potential that we like. We've also found attractively priced media stocks such as CBS and Tribune. Railroad stocks show favorable characteristics, too. The valuations are extremely attractive, and any positive catalyst could set them off and running.

Q     WHAT AREAS ARE LESS APPEALING?

A     We're not finding many compelling reasons to increase the portfolio's energy holdings. We're skeptical of most capital goods stocks; plenty of basic industry stocks are very cheap, but our analysis doesn't indicate numerous opportunities for price appreciation. Generally, health care seems a bit too pricey. We're paring back insurance names in favor of money-center banks.

Q     WHAT STEPS DO YOU TAKE TO MANAGE POTENTIAL CAPITAL GAINS EXPOSURE?

A     We certainly recognize that tax efficiency is an important consideration for our shareholders. We monitor the portfolio throughout the year to gauge tax exposure, and whenever possible, strive to offset gains with losses. To some extent, however, shareholders in an actively managed portfolio should be comfortable with capital gains. As active portfolio managers, we're striving to capture profits through our buying and selling of stocks. For instance, a capital gain can be the result of a well-timed decision to take profits on a stock.

Q     THIS PAST YEAR HAS CERTAINLY OFFERED UP ITS SHARE OF CHALLENGES. DOES
AUTUMN'S MARKET RALLY INDICATE THAT THE WORST IS BEHIND US?

A     Well, we do think that volatility will continue, despite the recent rally.
In a global economy, it's reasonable to expect that uncertainty will always be present. What really counts is how we respond to the uncertainty. As we have discussed, we believe that a thoughtful, long-term investment discipline has the potential to translate some volatility into opportunity.

      Experience shows that it's very difficult to "call" the market. Instead, we prefer to focus on selecting the strongest stocks. We believe that in a fast-moving, rotational market, thoroughly researched stock picking can provide the edge required to navigate the short-term ebbs and flows. Through discipline, in-depth analysis of stocks and the careful tracking of companies, we strive to offer shareholders that edge.

PERFORMANCE UPDATE

KEMPER BLUE CHIP FUND

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------

FOR PERIODS ENDED OCTOBER 31, 1998 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)


                                          1-YEAR   5-YEAR   10-YEAR    LIFE OF CLASS
------------------------------------------------------------------------------------------------------
    KEMPER BLUE CHIP FUND CLASS A         1.59%    14.01%   14.05%        12.24%      (since 11/23/87)
------------------------------------------------------------------------------------------------------
    KEMPER BLUE CHIP FUND CLASS B         4.14      N/A       N/A         17.59       (since 5/31/94)
------------------------------------------------------------------------------------------------------
    KEMPER BLUE CHIP FUND CLASS C         7.08      N/A       N/A         18.01       (since 5/31/94)
------------------------------------------------------------------------------------------------------

                                  [LINE GRAPH]

--------------------------------------------------------------------------------
KEMPER BLUE CHIP FUND CLASS A
--------------------------------------------------------------------------------

                          Kemper                    Standard &
                         Blue Chip                  Poor's 500
                        Fund Class      Russell        Stock
                            A1        1000 Index+     Index++
12/1/87                     9424         10000         10000
                            9518         10733         10761
                            9393         11459         11372
                            9544         12219         12129
                            8922         12271         12170
                            8886         12582         12542
                            9420         13489         13430
                           10186         14697         14614
                           11352         16217         16177
                           11308         16409         16509
                           11197         15868         16013
                           12499         16813         17020
                           10772         14358         14683
                           11581         15726         15998
                           13708         18169         18319
                           13494         18088         18276
                           14590         19206         19252
12/31/91                   16726         20924         20863
                           15880         20471         20337
                           15071         20757         20723
                           15490         21437         21376
                           16526         22815         22450
                           16972         23766         23431
                           16961         23930         23544
                           17709         24705         24151
                           17157         25137         24710
                           16460         24143         23775
                           15800         24097         23874
                           16434         25328         25040
                           16273         25228         25036
                           17598         27630         27471
                           19047         30235         30091
                           20393         32928         32480
12/31/95                   21435         34759         34435
                           23088         36675         36283
                           24065         38168         37910
                           25741         39410         39082
                           27372         42553         42338
                           27649         43211         43475
                           31581         50471         51060
                           34475         54873         54883
                           34546         56524         56459
                           38342         64077         64331
                           38111         65682         66454
                           33150         58906         59854
10/31/98                   35364         63560         64744

                                  [LINE GRAPH]

--------------------------------------------------------------------------------
KEMPER BLUE CHIP FUND CLASS B
--------------------------------------------------------------------------------

                          Kemper                    Standard &
                         Blue Chip                  Poor's 500
                        Fund Class      Russell        Stock
                            B1        1000 Index+     Index++
5/31/94                  10000.00     10000.00      10000.00
                          9576.49      9733.00       9757.00
                          9927.85     10230.00      10234.00
                          9808.55     10190.00      10232.00
                         10590.90     11160.00      11227.00
                         11443.50     12212.00      12298.00
                         12219.10     13300.00      13274.00
                         12827.50     14040.00      14073.00
                         13799.00     14814.00      14828.00
                         14348.60     15417.00      15493.00
                         15302.80     15918.00      15972.00
12/31/96                 16231.80     17188.00      17303.00
                         16374.40     17454.00      17768.00
                         18666.20     20386.00      20867.00
                         20323.20     22164.00      22430.00
12/31/97                 20319.20     22831.00      23074.00
                         22504.80     25881.00      26291.00
                         22317.40     26530.00      27158.00
                         19370.10     23793.00      24461.00
10/31/98                 20469.00     25673.00      26459.00

                                  [LINE GRAPH]

--------------------------------------------------------------------------------
KEMPER BLUE CHIP FUND CLASS C
--------------------------------------------------------------------------------

                          Kemper                    Standard &
                         Blue Chip                  Poor's 500
                        Fund Class      Russell        Stock
                            C1        1000 Index+     Index++
5/31/94                    10000         10000         10000
                            9577          9733          9757
                            9944         10230         10234
                            9838         10190         10232
                           10637         11160         11227
                           11493         12212         12298
                           12277         13300         13274
                           12890         14040         14073
                           13853         14814         14828
                           14404         15417         15493
                           15376         15918         15972
12/31/96                   16310         17188         17303
                           16464         17454         17768
                           18762         20386         20867
                           20430         22164         22430
12/31/97                   20432         22831         23074
                           22630         25881         26291
                           22443         26530         27158
                           19496         23793         24461
10/31/98                   20794         25673         26459

Past performance is not a guarantee of future results. Investment returns and principal values will fluctuate so that shares, when redeemed, may be worth more or less than original cost.

 * Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends and, where indicated, adjustment for the maximum sales charge. The maximum sales charge for Class A shares is 5.75%. For Class B shares the maximum contingent deferred sales charge (CDSC) is 4%. Class C shares have no sales charge adjustment, but redemptions within one year of purchase may be subject to a contingent deferred sales charge of 1%. Share classes invest in the same underlying portfolio. Average annual total return reflects annualized change while return reflects aggregate change. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

 (1) Performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares and the contingent deferred sales charge in effect at the end of the period for Class B shares. In comparing Kemper Blue Chip Fund Class A shares to the two indices, you should also note that the fund's performance reflects the maximum sales charge, while no such charges are reflected in the performance of the indices.

 + The Russell 1000 Index is an unmanaged capitalization weighted price only index comprised of the largest capitalized U.S. companies whose common stocks are traded in the United States. this large capitalization market oriented index is highly correlated with the S&P 500 Stock Index.

++ The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. Stock Market. Source is Towersdata.

INDUSTRY SECTORS

A YEAR-TO-YEAR COMPARISON

Data show the percentage of the common stocks in the portfolio that each sector represented on October 31, 1998, and on October 31, 1997.

                             [COMPARISON BAR GRAPH]

                                                                  KEMPER BLUE CHIP FUND            KEMPER BLUE CHIP FUND
                                                                     ON 10/31/98                        ON 10/31/97
CONSUMER NON-DURABLES                                                      25.90                              24.60

TECHNOLOGY                                                                 17.20                              13.10

FINANCE                                                                    14.30                              20.80

HEALTH CARE                                                                12.20                              12.10

UTILITIES                                                                   9.80                               4.80

ENERGY                                                                      9.70                               8.20

CAPITAL GOODS                                                               7.40                               7.30

TRANSPORTATION                                                              2.50                               4.90

CONSUMER DURABLES                                                           1.00                               1.50

BASIC INDUSTRIES                                                            0.00                               3.00

A COMPARISON WITH THE RUSSELL 1000 INDEX*

Data show the percentage of the common stocks in the portfolio that each sector of Kemper Blue Chip Fund represented on October 31, 1998, compared to the industry sectors that make up the fund's benchmark, the Russell 1000 Index.

                         [RUSSELL COMPARISON BAR GRAPH]

                                                                  KEMPER BLUE CHIP FUND ON          RUSSELL 1000 INDEX
                                                                          10/31/98                      ON 10/31/98
CONSUMER NON-DURABLES                                                      25.90                              29.90

TECHNOLOGY                                                                 17.20                              25.30

FINANCE                                                                    14.30                               7.20

HEALTH CARE                                                                12.20                              22.20

UTILITIES                                                                   9.80                               2.90

ENERGY                                                                      9.70                               1.10

CAPITAL GOODS                                                               7.40                               9.20

TRANSPORTATION                                                              2.50                               0.10

CONSUMER DURABLES                                                           1.00                               0.53

BASIC INDUSTRIES                                                            0.00                               1.60

* The Russell 1000 Index is an unmanaged capitalization weighted price only index comprised of the largest capitalized U.S. companies whose common stocks are traded in the United States. This large capitalization market oriented index is highly correlated with the S&P 500 Stock Index.

LARGEST HOLDINGS

TOP 10 HOLDINGS*
REPRESENTING 18.2 PERCENT OF THE FUND'S TOTAL NET ASSETS ON OCTOBER 31, 1998

--------------------------------------------------------------------------------------------------------
Holdings                                                                                         Percent
--------------------------------------------------------------------------------------------------------
1.          Abbott Laboratories           Engaged in the discovery, development, manufacture and    2.3%
                                          sales of a broad and diversified line of health care
                                          products and services.

2.          Eli Lilly                     Producer of pharmaceutical and animal health products.    2.2%

3.          Raytheon                      A diversified technology-based company active in          2.0%
                                          electronics, aircraft products, and energy and
                                          environmental services.

4.          International Business        Manufactures computers and computer-related products.     1.9%
            Machines

5.          Chevron                       Engaged in worldwide integrated petroleum operations,     1.7%
                                          including exploration, development, transportation,
                                          refining and marketing of crude oil and natural gas.

6.          ConAgra                       A diversified food company with operations in meat and    1.7%
                                          poultry products, grocery products, agricultural
                                          products, and international trading and processing.

7.          Torchmark                     Provider of insurance and financial services, including   1.6%
                                          direct response marketing for banks.

8.          Motorola                      Manufactures electronic communications equipment and      1.6%
                                          components.

9.          AT&T                          Provides products, services and systems for the           1.6%
                                          movement and management of information. AT&T markets
                                          select AT&T products, systems and services in the
                                          United States and abroad.

10.         H.J. Heinz                    Manufactures and markets processed food products,         1.6%
                                          including canned food, sauces and condiments, frozen
                                          meats, candy, pet food and baby food.


* Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER BLUE CHIP FUND

PORTFOLIO OF INVESTMENTS AT OCTOBER 31, 1998
(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                 COMMON STOCKS                                                              SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--9.0%
                                             Ameritech Corp.                                119,000        $  6,419
                                             AT&T                                           150,000           9,337
                                             Cincinnati Bell Inc.                           200,000           5,187
                                             Frontier Corp.                                 252,000           7,576
                                          (a)MCI WorldCom, Inc.                             110,000           6,078
                                             SBC Communications, Inc.                       152,000           7,039
                                             Sprint Corp.                                    50,000           3,837
                                             US West, Inc.                                  120,000           6,885
                                             ------------------------------------------------------------------------
                                                                                                             52,358
---------------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--6.6%
                                          (a)Consolidated Stores Corp.                      105,000           1,726
                                             Home Depot, Inc.                               152,500           6,634
                                             May Department Stores                          141,700           8,644
                                          (a)Mirage Resorts, Inc.                           290,000           4,912
                                          (a)Newell Companies Inc.                          130,000           5,720
                                             Rite Aid Corp.                                 130,000           5,159
                                             Wal-Mart Stores Inc.                            80,000           5,520
                                             ------------------------------------------------------------------------
                                                                                                             38,315
---------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--10.8%
                                             Albertson's Inc.                               130,000           7,223
                                             Coca-Cola Co., Inc.                             90,000           6,086
                                             ConAgra Inc.                                   316,800           9,643
                                             Dial Corp.                                     336,500           9,275
                                             H.J. Heinz Co.                                 160,000           9,300
                                             McCormick & Company, Inc.                      290,000           9,008
                                             PepsiCo Inc.                                   155,000           5,231
                                             Procter & Gamble Co.                            79,000           7,021
                                             ------------------------------------------------------------------------
                                                                                                             62,787
---------------------------------------------------------------------------------------------------------------------
DURABLES--.5%
                                             Sundstrand Corp.                                60,000           2,816
                                             ----------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
ENERGY--8.9%
                                             Anadarko Petroleum Corp.                        75,000           2,541
                                             Chevron Corp.                                  120,000           9,780
                                          (a)Conoco Inc.                                     71,800           1,786
                                             Exxon Corp.                                    100,000           7,125
                                             Mobil Corp.                                    122,600           9,279
                                             Royal Dutch Petroleum Co.                      160,000           7,880
                                             Texaco Inc.                                    150,000           8,897
                                             Unocal Corp.                                   140,000           4,751
                                             ------------------------------------------------------------------------
                                                                                                             52,039
---------------------------------------------------------------------------------------------------------------------
FINANCIAL--13.1%
                                             Allstate Corp.                                 100,000           4,306
                                             American Express Company                        52,000           4,595
                                             American General Corp.                          30,000           2,055
                                             Bank One Corporation                            65,000           3,177
                                             BankAmerica Corp.                               82,502           4,739
                                             Chase Manhattan Corp.                           60,000           3,409
                                             Cigna Corp.                                     98,600           7,192
                                             CitiGroup Inc.                                  90,000           4,236
                                             Compass Bancshares Inc.                        144,200           5,308
                                             Federal National Mortgage Association           65,000           4,603
                                             First Security Corp.                           260,000           5,314
                                             First Tennessee National Corp.                 100,000           3,169
                                             General Growth Properties, Inc.                 64,800           2,304
                                             Household International, Inc.                   88,916           3,251

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                                                          SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------
                                             Jefferson Pilot Corp.                          105,000        $  6,379
                                             Lincoln National Corp.                          35,000           2,656
                                             Torchmark Corp.                                220,000           9,625
                                             ------------------------------------------------------------------------
                                                                                                             76,318
---------------------------------------------------------------------------------------------------------------------
HEALTH--11.2%
                                             Abbott Laboratories                            280,000          13,142
                                             American Home Products Corp.                   135,600           6,610
                                             Bausch & Lomb, Inc.                             75,000           3,127
                                             Becton, Dickinson & Co.                        185,000           7,793
                                             Bristol-Myers Squibb Co.                        32,000           3,538
                                             Eli Lilly & Co.                                155,000          12,545
                                             Glaxo Wellcome PLC (ADR)                        90,000           5,603
                                             Pfizer, Inc.                                    65,000           6,975
                                             Schering-Plough Corp.                           55,200           5,679
                                             ------------------------------------------------------------------------
                                                                                                             65,012
---------------------------------------------------------------------------------------------------------------------
MANUFACTURING--6.8%
                                             Corning Inc.                                   120,000           4,358
                                             Emerson Electric Co.                           115,900           7,649
                                          (a)Federal-Mogul Corp.                             55,000           2,980
                                             General Electric Co.                           100,400           8,785
                                             Stanley Works                                  163,500           4,905
                                             Textron, Inc.                                   80,000           5,950
                                             Tyco International Ltd.                             44               3
                                             Xerox Corp.                                     50,000           4,844
                                             ------------------------------------------------------------------------
                                                                                                             39,474
---------------------------------------------------------------------------------------------------------------------
MEDIA--5.4%
                                             CBS Corp                                       312,000           8,717
                                          (a)Tele-Comm Liberty Media Group                  160,000           6,090
                                             Time Warner Inc.                                58,000           5,383
                                             Tribune Co.                                     50,000           2,881
                                          (a)Univision Communication Inc.                   136,900           4,039
                                          (a)Young & Rubicam Inc.                           154,800           4,044
                                             ------------------------------------------------------------------------
                                                                                                             31,154
---------------------------------------------------------------------------------------------------------------------
SERVICE INDUSTRIES--1.1%
                                             R.R. Donnelley & Sons Co.                      149,000           6,426
                                             ------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--15.8%
                                             AMP Inc.                                        87,225           3,582
                                          (a)Applied Materials, Inc.                         90,000           3,122
                                          (a)Cisco Systems, Inc.                             90,000           5,670
                                             Compaq Computer Corp.                          188,000           5,945
                                          (a)Computer Sciences Corp.                         50,000           2,637
                                             Hewlett-Packard Co.                            100,000           6,019
                                             International Business Machines Corp.           75,000          11,133
                                             Motorola Inc.                                  180,000           9,360
                                          (a)Oracle Systems Corp.                           240,000           7,095
                                             Raytheon Co.                                   204,368          11,445
                                          (a)Seagate Technology, Inc.                       220,000           5,802
                                          (a)Sun Microsystems, Inc.                         150,400           8,761
                                             Texas Instruments Inc.                         118,100           7,551
                                          (a)Xilinx Inc.                                     80,000           3,572
                                             ------------------------------------------------------------------------
                                                                                                             91,694
---------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                                                                           SHARES           VALUE
-------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--2.4%
                                             Canadian National Railway                      120,000        $  5,992
                                             Norfolk Southern Corp.                         249,000           8,201
                                             ----------------------------------------------------------------------
                                                                                                             14,193
                                             ----------------------------------------------------------------------
                                             TOTAL COMMON STOCKS--91.6%
                                             (Cost: $486,770)                                              $532,586
                                             ----------------------------------------------------------------------
                                             PREFERRED STOCKS
                                             ----------------------------------------------------------------------
CONSUMER DISCRETIONARY--1.6%
                                             CVS Corp.                                       75,000           6,178
                                             Newell Company                                  62,000           3,410
                                             ----------------------------------------------------------------------
                                                                                                              9,588
-------------------------------------------------------------------------------------------------------------------
DURABLES--.8%
                                             Federal Mogul Corp.                             80,000           4,840
                                             ----------------------------------------------------------------------
                                             TOTAL PREFERRED STOCKS--2.4%
                                             (Cost: $12,541)                                                 14,428
                                             ----------------------------------------------------------------------
                                                                                        PRINCIPAL AMOUNT    VALUE
                                             ----------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS
HEALTH--.5%

                                             ALZA Corp., 5.00%, 2006
                                             (Cost: $2,194)                                  $2,200           2,962
                                             ----------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
MONEY MARKET
INSTRUMENTS--5.0%
                                             Yield--3.50% to 5.41%
                                             Due--November 1998
                                             (Cost: $28,966)                                 28,966          28,966
                                             ----------------------------------------------------------------------
                                             TOTAL INVESTMENTS--99.5%
                                             (Cost: $530,471)                                               578,942
                                             ----------------------------------------------------------------------
                                             OTHER ASSETS, LESS LIABILITIES--.5%                              2,828
                                             ----------------------------------------------------------------------
                                             NET ASSETS--100%                                              $581,770
                                             ----------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments of $530,714,000 for federal income tax purposes at October 31, 1998, the gross unrealized appreciation was $63,296,000, the gross unrealized depreciation was $15,068,000 and the net unrealized appreciation on investments was $48,228,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER BLUE CHIP FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Blue Chip Fund as of October 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Blue Chip Fund at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1994, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          December 16, 1998

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1998
(IN THOUSANDS)

------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $530,471)                                                $578,942
------------------------------------------------------------------------
Receivable for:
  Investments sold                                                 3,226
------------------------------------------------------------------------
  Fund shares sold                                                 3,059
------------------------------------------------------------------------
  Dividends and interest                                             606
------------------------------------------------------------------------
    TOTAL ASSETS                                                 585,833
------------------------------------------------------------------------

------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------

Cash overdraft                                                       285
------------------------------------------------------------------------
Payable for:
  Investments purchased                                            1,829
------------------------------------------------------------------------
  Fund shares redeemed                                               834
------------------------------------------------------------------------
  Management fee                                                     247
------------------------------------------------------------------------
  Distribution services fee                                          211
------------------------------------------------------------------------
  Administrative services fee                                        158
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             466
------------------------------------------------------------------------
  Trustees' fees                                                      33
------------------------------------------------------------------------
    Total liabilities                                              4,063
------------------------------------------------------------------------
NET ASSETS                                                      $581,770

------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Paid-in capital                                                 $518,963
------------------------------------------------------------------------
Undistributed net realized gain on investments                    14,236
------------------------------------------------------------------------
Net unrealized appreciation on investments                        48,471
------------------------------------------------------------------------
Undistributed net investment income                                  100
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $581,770
------------------------------------------------------------------------

------------------------------------------------------------------------
 THE PRICING OF SHARES
------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($378,450 / 22,781 shares outstanding)                          $16.61
------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                     $17.62
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($174,975 / 10,575 shares outstanding)                          $16.55
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($22,745 / 1,366 shares outstanding)                            $16.65
------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($5,600 / 336 shares outstanding)                               $16.68
------------------------------------------------------------------------

 See accompanying Notes to Financial Statements.
                                                                              15

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 1998
(IN THOUSANDS)

-----------------------------------------------------------------------
NET INVESTMENT INCOME
-----------------------------------------------------------------------
  Dividends                                                     $ 9,071
-----------------------------------------------------------------------
  Interest                                                        1,563
-----------------------------------------------------------------------
    Total investment income                                      10,634
-----------------------------------------------------------------------
Expenses:
  Management fee                                                  3,104
-----------------------------------------------------------------------
  Distribution services fee                                       1,332
-----------------------------------------------------------------------
  Administrative services fee                                     1,317
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses          2,421
-----------------------------------------------------------------------
  Professional fees                                                  38
-----------------------------------------------------------------------
  Reports to shareholders                                           210
-----------------------------------------------------------------------
  Trustees' fees and other                                          166
-----------------------------------------------------------------------
    Total expenses                                                8,588
-----------------------------------------------------------------------
NET INVESTMENT INCOME                                             2,046
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-----------------------------------------------------------------------

  Net realized gain on sales of investments                      14,402
-----------------------------------------------------------------------
  Change in net unrealized appreciation on investments           14,596
-----------------------------------------------------------------------
Net gain on investments                                          28,998
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $31,044
-----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                  YEAR ENDED OCTOBER 31,
                                                                  1998               1997
-------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-------------------------------------------------------------------------------------------
  Net investment income                                         $  2,046              2,978
-------------------------------------------------------------------------------------------
  Net realized gain                                               14,402             56,879
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                           14,596             14,551
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations              31,044             74,408
-------------------------------------------------------------------------------------------
Net equalization credits                                              --                209
-------------------------------------------------------------------------------------------
  Distribution from net investment income                         (3,360)            (2,968)
-------------------------------------------------------------------------------------------
  Distribution from net realized gain                            (57,273)           (48,419)
-------------------------------------------------------------------------------------------
Total dividends to shareholders                                  (60,633)           (51,387)
-------------------------------------------------------------------------------------------
Net increase from capital share transactions                     164,468            167,489
-------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                     134,879            190,719
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
 NET ASSETS
-------------------------------------------------------------------------------------------

Beginning of year                                                446,891            256,172
-------------------------------------------------------------------------------------------
END OF YEAR (including undistributed
net investment income of
$100 and $1,880, respectively)                                  $581,770            446,891
-------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Blue Chip Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio securities which are traded on U.S. stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market
                             (Nasdaq), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities other than money market securities with an original maturity over sixty days are valued by pricing agents approved by the officers of the fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market investments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share

NOTES TO FINANCIAL STATEMENTS


                             is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of net investment income semi-annually and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. Prior to November 1, 1997, the fund used equalization accounting to keep a continuing shareholder's per share interest in undistributed net investment income unaffected by shareholder activity. This was accomplished by allocating a per share portion of the proceeds from sales and the cost of redemptions of fund shares to undistributed net investment income. As of November 1, 1997, the fund discontinued using equalization. This change has no effect on the fund's net assets, net asset value per share or distributions to shareholders. Discontinuing the use of book equalization will result in simpler financial statements. The cumulative effect of the discontinuance of equalization accounting was to decrease undistributed net investment income and increase paid-in-capital previously reported through October 31, 1997 by $466,000.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The fund incurred a management fee of $3,104,000 for the year ended October 31, 1998.

                             ZURICH/B.A.T MERGER. On September 7, 1998, Zurich Insurance Company (Zurich), majority owner of Scudder Kemper, entered into an agreement with B.A.T Industries p.l.c. (B.A.T) pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. Shareholders approved the new investment management agreement through a proxy solicitation that concluded in mid-December.

NOTES TO FINANCIAL STATEMENTS

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                        COMMISSIONS
                                                                                       ALLOWED BY KDI
                                                               COMMISSIONS     ------------------------------
                                                              RETAINED BY KDI  TO ALL FIRMS     TO AFFILIATES
                                                              ---------------  -------------    -------------
                             Year ended October 31, 1998         $183,000        1,286,000          6,000

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                   DISTRIBUTION FEES       COMMISSIONS AND
                                                                       AND CDSC         DISTRIBUTION FEES PAID
                                                                    RECEIVED BY KDI        BY KDI TO FIRMS
                                                                   -----------------    ----------------------
                             Year ended October 31, 1998              $1,631,000              2,422,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                        ASF PAID BY KDI
                                                                ASF PAID BY      -----------------------------
                                                              THE FUND TO KDI    TO ALL FIRMS    TO AFFILIATES
                                                              ---------------    ------------    -------------
                             Year ended October 31, 1998        $1,317,000        1,311,000          5,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $1,790,000 for the year ended October 31, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. During the year ended October 31, 1998, the fund made no payments to its officers and incurred trustees' fees of $20,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the year ended October 31, 1998, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $943,702

                             Proceeds from sales                         843,263

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund (in thousands):

                                                                                YEAR ENDED OCTOBER 31,
                                                                       1998                               1997
                                                              -----------------------           ------------------------
                                                              SHARES         AMOUNT             SHARES          AMOUNT
                                       ---------------------------------------------------------------------------------
                                        SHARES SOLD
                                        Class A                11,964       $ 209,520             6,618       $  112,272
                                       ---------------------------------------------------------------------------------
                                        Class B                 5,871         100,251             5,184           87,500
                                       ---------------------------------------------------------------------------------
                                        Class C                 1,127          19,586               580            9,803
                                       ---------------------------------------------------------------------------------
                                        Class I                   618           5,130               407            7,030
                                       ---------------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                 2,455          39,357             2,615           38,297
                                       ---------------------------------------------------------------------------------
                                        Class B                   977          16,436               716           10,448
                                       ---------------------------------------------------------------------------------
                                        Class C                    88           1,411                40              586
                                       ---------------------------------------------------------------------------------
                                        Class I                    50             799                 1               23
                                       ---------------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                (9,419)       (162,406)           (3,646)         (61,114)
                                       ---------------------------------------------------------------------------------
                                        Class B                (2,905)        (52,942)           (1,845)         (31,843)
                                       ---------------------------------------------------------------------------------
                                        Class C                  (449)         (7,602)             (201)          (3,375)
                                       ---------------------------------------------------------------------------------
                                        Class I                  (620)         (5,072)             (121)          (2,138)
                                       ---------------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                   378           6,592               209            3,585
                                       ---------------------------------------------------------------------------------
                                        Class B                  (379)         (6,592)             (210)          (3,585)
                                       ---------------------------------------------------------------------------------
                                        NET INCREASE
                                        FROM CAPITAL SHARE
                                        TRANSACTIONS                        $ 164,468                         $  167,489
                                       ---------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           ------------------------------------------------
                                                               CLASS A
                                           ------------------------------------------------
                                                        YEAR ENDED OCTOBER 31,
                                            1998    1997    1996    1995       1994
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------
Net asset value, beginning of year         $17.68   17.14   14.87   12.33      13.88
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                       .11     .18     .22     .19        .19
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)    1.17    3.70    3.45    2.57       (.71)
-------------------------------------------------------------------------------------------
Total from investment operations             1.28    3.88    3.67    2.76       (.52)
-------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income     .16     .21     .20     .20        .19
-------------------------------------------------------------------------------------------
  Distribution from net realized gain        2.19    3.13    1.20     .02        .84
-------------------------------------------------------------------------------------------
Total dividends                              2.35    3.34    1.40     .22       1.03
-------------------------------------------------------------------------------------------
Net asset value, end of year               $16.61   17.68   17.14   14.87      12.33
-------------------------------------------------------------------------------------------
TOTAL RETURN                                 7.80%  26.78   26.72   22.74      (3.82)
-------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------
Expenses                                     1.29%   1.19    1.26    1.30       1.48
-------------------------------------------------------------------------------------------
Net investment income                         .62%   1.07    1.40    1.47       1.50
-------------------------------------------------------------------------------------------

                                           ------------------------------------------------
                                                               CLASS B
                                           ------------------------------------------------
                                                    YEAR ENDED                MAY 31 TO
                                                    OCTOBER 31,              OCTOBER 31,
                                            1998    1997    1996    1995        1994
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------
Net asset value, beginning of period       $17.61   17.09   14.82   12.29      12.30
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (.03)    .04     .10     .09        .06
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)    1.17    3.67    3.45    2.56       (.01)
-------------------------------------------------------------------------------------------
Total from investment operations             1.14    3.71    3.55    2.65        .05
-------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income     .01     .06     .08     .10        .06
-------------------------------------------------------------------------------------------
  Distribution from net realized gain        2.19    3.13    1.20     .02         --
-------------------------------------------------------------------------------------------
Total dividends                              2.20    3.19    1.28     .12        .06
-------------------------------------------------------------------------------------------
Net asset value, end of period             $16.55   17.61   17.09   14.82      12.29
-------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                6.96%  25.62   25.82   21.76        .42
-------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------
Expenses                                     2.10%   2.06    2.08    2.06       2.43
-------------------------------------------------------------------------------------------
Net investment income (loss)                 (.19)%   .20     .58     .71        .33
-------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                            -------------------------------------------
                                                             CLASS C
                                            -------------------------------------------
                                                     YEAR ENDED              MAY 31 TO
                                                     OCTOBER 31,            OCTOBER 31,
                                            1998    1997    1996    1995       1994
---------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------
Net asset value, beginning of period       $17.69   17.15   14.88   12.32      12.30
---------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (.01)    .03     .10     .07        .09
---------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)    1.18    3.71    3.45    2.62       (.01)
---------------------------------------------------------------------------------------
Total from investment operations             1.17    3.74    3.55    2.69        .08
---------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income     .02     .07     .08     .11        .06
---------------------------------------------------------------------------------------
  Distribution from net realized gain        2.19    3.13    1.20     .02         --
---------------------------------------------------------------------------------------
Total dividends                              2.21    3.20    1.28     .13        .06
---------------------------------------------------------------------------------------
Net asset value, end of period             $16.65   17.69   17.15   14.88      12.32
---------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                7.08%  25.71   25.75   22.04        .67
---------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------
Expenses                                     2.03%   2.00    2.05    2.01       2.33
---------------------------------------------------------------------------------------
Net investment income (loss)                 (.12)%   .26     .61     .76        .43
---------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           -----------------------------
                                                      CLASS I
                                           -----------------------------
                                                            NOVEMBER 22,
                                            YEAR ENDED        1995 TO
                                            OCTOBER 31,     OCTOBER 31,
                                           -----------------------------
                                            1998     1997       1996
------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------
Net asset value, beginning of period       $17.72   17.18      15.30
------------------------------------------------------------------------
Income from investment operations:
  Net investment income                       .21     .32        .36
------------------------------------------------------------------------
  Net realized and unrealized gain           1.19    3.58       2.96
------------------------------------------------------------------------
Total from investment operations             1.40    3.90       3.32
------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income     .25     .23        .24
------------------------------------------------------------------------
  Distribution from net realized gain        2.19    3.13       1.20
------------------------------------------------------------------------
Total dividends                              2.44    3.36       1.44
------------------------------------------------------------------------
Net asset value, end of period             $16.68   17.72      17.18
------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                8.53%  26.89      21.89
------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------
Expenses                                      .68%    .70       1.31
------------------------------------------------------------------------
Net investment income                        1.23%   1.56       1.33
------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
-----------------------------------------------------------------------------------------------
                                                          YEAR ENDED OCTOBER 31,
                                             1998      1997      1996      1995      1994
-----------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)   $581,770   446,891   256,172   168,266   153,172
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                         157%      183       166       117       131
-----------------------------------------------------------------------------------------------

Note: Total return does not reflect the effect of any sales charges.

 TAX INFORMATION

The fund paid distributions of $.50 per share from net long-term capital gains during the year ended October 31, 1998, of which 44% represent 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the fund designates $14,645,000, as capital gain dividends for the year ended October 31, 1998, of which 100% represent 20% rate gains.

For corporate shareholders 100% of the income dividends paid during the year ended October 31, 1998 qualified for the dividends received deduction.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

TRUSTEES & OFFICERS


TRUSTEES                        OFFICERS

DANIEL PIERCE                   MARK S. CASADY               STEVEN H. REYNOLDS
Chairman and Trustee            President                    Vice President

DAVID W. BELIN                  PHILIP J. COLLORA            LINDA J. WONDRACK
Trustee                         Vice President and           Vice President
                                Secretary
LEWIS A. BURNHAM                                             MAUREEN E. KANE
Trustee                         JOHN R. HEBBLE               Assistant Secretary
                                Treasurer
DONALD L. DUNAWAY                                            CAROLINE PEARSON
Trustee                         TRACY MCCORMICK CHESTER      Assistant Secretary
                                Vice President
ROBERT B. HOFFMAN                                            ELIZABETH C. WERTH
Trustee                         THOMAS W. LITTAUER           Assistant Secretary
                                Vice President
DONALD R. JONES                                              BRENDA LYONS
Trustee                         ANN M. MCCREARY              Assistant Treasurer
                                Vice President
SHIRLEY D. PETERSON
Trustee                         KATHRYN L. QUIRK
                                Vice President
WILLIAM P. SOMMERS
Trustee

EDMOND D. VILLANI
Trustee














--------------------------------------------------------------------------------
LEGAL COUNSEL                      VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                   222 North LaSalle Street
                                   Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT          KEMPER SERVICE COMPANY
                                   P.O. Box 419557
                                   Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT       INVESTORS FIDUCIARY TRUST COMPANY
                                   801 Pennsylvania Avenue
                                   Kansas City, MO 64105

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS               ERNST & YOUNG LLP
                                   233 South Wacker Drive
                                   Chicago, IL 60606

PRINCIPAL UNDERWRITER              KEMPER DISTRIBUTORS, INC.
                                   222 South Riverside Plaza Chicago, IL 60606 www.kemper.com


[KEMPER FUNDS LOGO]

Printed on recycled paper in the U.S.A.

This report is not to be distributed unless preceded or accompanied by a Kemper Equity
Funds/Growth Style prospectus.

KBCF - 2(12/98) 1061660